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                                                                   EXHIBIT 10.39

                       AMENDMENT NO. 2 TO CONTRIBUTION
                       AGREEMENT - BASIC ECONOMIC TERMS
                              (EL CENTRO CENTER)


     THIS AMENDMENT NO. 2 is made and entered into as of March 26, 1998, by and between the undersigned Transferee and the undersigned Transferor with respect to the following facts:

                                    RECITALS

     A. Transferor and Transferee have made and entered into that certain Contribution Agreement - Basic Economic Terms (the "Contribution Agreement"), of even date herewith, pursuant to which Transferee has agreed to convey to Transferor certain real property as more particularly described therein.

     B. Attached to the Contribution Agreement and made a part thereof is that certain General Conditions to Agreement (the "General Conditions"). Transferor and Transferee desire hereby to amend said General Conditions in the manner provided for herein.

                              TERMS AND CONDITIONS

     NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants contained herein, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. AMENDMENT. Paragraph 14 of Addendum I to the General Conditions to the Contribution Agreement is hereby amended to provide in full as follows:


           "14. CLOSING DATE. March 27, 1998, or such other later or earlier date as Transferor and Transferee shall mutually agree."

     2. PRORATION OF RECOVERABLE EXPENSES. Notwithstanding anything to the contrary set forth in the Contribution Agreement or the General Conditions thereto, Transferor and Transferee agree that Transferor shall for the period from January 1, 1998, through March 31, 1998, be responsible to pay for Recoverable Expenses for that period; provided, however, that all post-closing adjustments required by paragraph 7 (a) (ii) shall continue to be required as provided therein, except that the date of proration shall be as provided in this paragraph 2.

     3.  NO OTHER CHANGES.   Except as expressly amended hereby, the
Contribution Agreement shall remain in full force and effect without any other changes or alterations of any nature whatsoever.
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        IN WITNESS WHEREOF, this Agreement has been entered into by the parties as of the date first above written.


Transferor:                        CENTER OF EL CENTRO,

                                   a California general partnership

                                   By: Hughes Investments, a California general partnership, general partner

                                        By:  WWH Investments, Inc., a California
                                             corporation, general partner

                                             By:  ______________________________
                                                  William W. Hughes, Jr.
                                             Its: President

Transferee:                        Alexander Haagen Properties Operating
                                   Partnership, L.P. a California limited
                                   partnership

                                   By:  Alexander Haagen Properties, Inc., a
                                        Maryland corporation, its General
                                        Partner

                                        By:  Steven M. Jaffe
                                             ----------------------------

                                        Its: Senior Vice President
                                             ----------------------------

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